SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report :  April 16, 1998

(Date of earliest event reported)

Commission File No.:  03-80625

NationsLink Funding Corporation
Commercial Mortgage Pass- Through Certificates
Series 1998- 1


New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)

Pending
(I.R.S. Employer Identification No.)

c/o Norwest Bank Minnesota, N.A.
7485 New Horizon Way
Frederick, Maryland                                                   21703
(Address of principal executive offices)                         (Zip Code)


(301) 696-7900
Registrant's Full Telephone Number

(Former name, former address and former fiscal year,
               if changed since last report)

ITEM 5.  Other Events

On April 20, 1998 a distribution was made to holders of NationsLink Funding Corporation, Commerical Mortgage Pass-Through Certificates, Series 1998-1


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)  Monthly  report   distributed  to  holders  of  Commerical   Mortgage
     Pass-Through Certificates, Series 1998-1, relating to the April 20, 1998 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DLJ Commercial Mortgage Corp.
Commercial Mortgage Pass-Through Certificates
Series 1998- CF1


April 29, 1998      by Norwest Bank Minnesota, N.A., as Trustee
                    /s/ Sherri J. Sharps, Vice President


                                 INDEX TO EXHIBITS



Exhibit Number                       Description

EX-99.1  Monthly   report   distributed   to  holders  of  Commerical   Mortgage
     Pass-Through Certificates, Series 1998-1, relating to the April 20, 1998 distribution